AMBAC                                            Ambac Assurance Corporation
                                          One State Street Plaza, 15th Floor
                                                   New York, New York  10004
                                                   Telephone: (212) 668-0340

CERTIFICATE GUARANTY INSURANCE POLICY



Insured Obligations:                                      Policy Number:

Home Equity Loan Trust 2001-HS3 AB0490BE Home Equity Loan-Backed Term Notes, Series 2001-HS3, Class A-II and Home Equity Loan-Backed Variable Funding
Premium:
Notes,                                                    Series   2001-HS3   As
                                                          specified    in    the
                                                          endorsement   attached
                                                          hereto.

AMBAC ASSURANCE CORPORATION (AMBAC), a Wisconsin stock insurance corporation, in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such  payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.

 /s/ Robert J. Genader                              /s/ Anne G. Gill
------------------------------------               ----------------------------

President                                          Secretary

                                          [seal]    /s/ Thomas J. Adams, III
                                                   ----------------------------

Effective Date:  September 27, 2001                Authorized Representative


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2


                                  EXHIBIT 10.2



                CERTIFICATE GUARANTY INSURANCE POLICY ENDORSEMENT

Attached to and forming                       Effective Date of Endorsement:
part of Policy No. AB0490BE                               September 27, 2001
issued to:
The Chase Manhattan Bank, as In- denture Trustee on behalf of Home Equity Loan Trust 2001-HS3, and for the benefit of the Holders of the Home Equity Loan-Backed Notes, Series 2001-HS3, Class A-II, and the Variable Funding Notes

        For all purposes of this Policy, the following terms shall have the following meanings:

        "Agreement" shall mean the Indenture (including Appendix A thereto).

        "Dissolution Payment Date" shall mean the first Business Day following the date on which the sale, liquidation or other disposition of the assets of the Owner Trust Estate occurs as a result of the liquidation of the Trust Estate as permitted under the Indenture following an Event of Default thereunder.

        "Due for Payment" shall mean, with respect to any Insured Amounts, such amount that is due and payable under the Indenture on the related Payment Date or Dissolution Payment Date, as the case may be.

        "Final Payment Date" shall mean the Payment Date in February 2027.

        "First Payment Date" shall mean October 25, 2001.

        "Holder" shall mean any person who is the registered owner or beneficial owner of any of the Insured Notes.

        "Indenture" shall mean the Indenture, dated as of September 27, 2001, between Home Equity Loan Trust 2001-HS3, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee, as such Indenture may be amended, modified or supplemented from time to time as set forth in the Indenture.

        "Indenture Trustee" shall mean The Chase Manhattan Bank, or its successor-in-interest, in its capacity as indenture trustee under the Indenture, or if any successor indenture trustee or any co-indenture trustee shall be appointed as provided therein, then "Indenture Trustee" shall also mean such successor indenture trustee or such co-indenture trustee, as the case may be, subject to the provisions thereof.

        Insurance Agreement" shall mean the Insurance and Indemnity Agreement (as may be amended, modified or supplemented from time to time) dated as of September 27, 2001, by and among the Insurer, Residential Funding Corporation, as Seller and Master Servicer, the Depositor, the Issuer and The Chase Manhattan Bank, as Indenture Trustee.

        "Insurance Draw Amount" (1) shall mean, with respect to any Payment Date, the sum of (x) the amount by which accrued interest on the Insured Notes at the applicable Note Rate on such Payment Date (exclusive of any Basis Risk Shortfalls and any Relief Act Shortfalls) exceeds the amount on deposit in the Payment Account available for interest distributions on the Insured Notes on such Payment Date, (y) any Liquidation Loss Amount with respect to the Insured Notes (other than any Excess Loss Amount) not currently covered by a Liquidation Loss Distribution Amount or a reduction in the Outstanding Overcollateralization Amount and (z) any Excess Loss Amount, (2) shall mean, with respect to the Dissolution Payment Date, the amount of the Dissolution Draw payable to the Noteholders of the Insured Notes following the sale, liquidation or other disposition of the assets of the Owner Trust Estate in connection with the liquidation of the Trust Estate as permitted under the Indenture following an Event of Default thereunder, (3) shall mean, with respect to the Final Payment Date, the amount by which the Security Balances on the Insured Notes, and any accrued and unpaid interest thereon (exclusive of any Basis Risk Shortfalls and any Relief Act Shortfalls) to the extent not paid pursuant to clause (1) of this definition, exceeds the payments otherwise available to be made to the Holders thereof on the Final Payment Date and (4) shall mean, with respect to the Insured Undercollateralization Payment Date, the Undercollateralization Amount. Any Basis Risk Shortfalls and any Relief Act Shortfalls shall not be included in an Insurance Draw Amount.

        "Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

        "Insured Amounts" (1) shall mean, with respect to any Payment Date, the Insurance Draw Amount for such Payment Date plus any Preference Amount for such Payment Date, (2) shall mean, with respect to the Dissolution Payment Date, the Insurance Draw Amount for the Dissolution Payment Date, (3) shall mean, with respect to the Final Payment Date, the Insurance Draw Amount for the Final Payment Date and (4) shall mean, with respect to the Insured Undercollateralization Payment Date, the Undercollateralization Amount.

        "Insured Notes" shall mean the Class A-II Notes and the Variable Funding Notes.

        "Insured Payments" shall mean, with respect to any Payment Date, the aggregate amount actually paid by the Insurer to the Indenture Trustee in respect of Insured Amounts for such Payment Date.

        "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Insurance Policy.

        "Late Payment Rate" shall mean the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.), and (ii) the then applicable highest rate of interest on any of the Insured Notes and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days for any Payment Date.

        "Nonpayment" shall mean, with respect to any Payment Date or with respect to the Dissolution Payment Date, an Insured Amount which is Due for Payment but has not and will not be paid in respect of such Payment Date or the Dissolution Payment Date, as the case may be, pursuant to the Indenture.

        "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date or the Dissolution Payment Date.

        "Payment Account" shall mean the account created and maintained with the Indenture Trustee for the benefit of the Noteholders and the Certificate Paying Agent on behalf of the Certificateholders and the Insurer pursuant to Section
3.01 of the Indenture.

        "Payment Date" shall mean the 25th day of each month (or if such 25th day is not a Business Day, the first Business Day immediately following) beginning with the First Payment Date.

        "Preference Amount" shall mean any amount previously distributed to a Holder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final non-appealable order of a court having competent jurisdiction.

        "Premium" shall have the meaning assigned to that term in the Insurance Agreement.

        "Reimbursement  Amount" shall mean,  as to any Payment Date,  the sum of
(x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section 3.05(a)(v) of the Indenture, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments except with respect to any Insured Payments made as a result of an Undercollateralization Amount, in which case interest shall be calculated at the Undercollateralization Late Payment Rate, and (y) (i) any other amounts then due and owing to the Insurer under the Insurance Agreement, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section
3.05 (a) (vii) of the Indenture plus (ii) interest on such amounts at the Late Payment Rate.

        "Trustee" shall mean the Indenture Trustee.

        "Undercollateralization Late Payment Rate" shall mean the lesser of (a) the per annum rate of interest publicly announced from time to time by Citibank, N.A. as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2.00% per annum and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Undercollateralization Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days for any Payment Date.

        Capitalized used herein and not otherwise defined shall have the meaning assigned to them in the Indenture (including Appendix A thereto).

        The Insurer hereby agrees that if, as of any Payment Date, it has become subrogated to the rights of Holders by virtue of a previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Payment Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Indenture and the Insurance Agreement

        As provided by the Policy, the Insurer will pay any amount payable hereunder, other than Preference Amounts, no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Insured Amount is due or the Business Day following actual receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it shall be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended or corrected Notice.

        The Insurer shall pay any Preference Amount when due to be paid pursuant to the Order referred to below, but in any event on the Payment Date next following receipt on a Business Day by the Insurer of (i) a certified copy of a final, non-appealable order of a court or other body exercising jurisdiction in such insolvency proceeding to the effect that the Trustee or the Holder, as applicable, is required to return such Preference Amount paid during the term of this Policy because such payments were avoided as a preferential transfer or otherwise rescinded or required to be restored by the Trustee or the Holder (the "Order"), (ii) a certificate by or on behalf of the Trustee that the Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Trustee or the Holder, as applicable, irrevocably assigning to the Insurer all rights and claims of the Trustee or the Holder, as applicable, relating to or arising under the Agreement against the estate of the Trustee or otherwise with respect to such Preference Amount and (iv) a Notice of Nonpayment (attached hereto as Exhibit A) appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, and not to the Trustee or the Holder, as applicable, directly, unless the Trustee or the Holder, as applicable, has made a payment of the Preference Amount to the court or such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case the Insurer will pay the Trustee on behalf of the Holder, subject to the delivery of (a) the items referred to in clauses (i) , (ii), (iii) and
(iv) above to the Insurer and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order. Notwithstanding the foregoing two sentences, the Insurer shall not be obligated to pay any Preference Amount in respect of principal (other than principal paid in connection with Liquidation Loss Amounts) except on the Final Insured Payment Date or earlier termination of the Trust Estate pursuant to the terms of the Agreement.

        The terms and provisions of the Indenture constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

        A Premium will be payable on this Policy on each Payment Date as provided in Section 3.05 (a) (II) (iv) of the Indenture, beginning with the First Payment Date, in the amount specified in Section 3.02 (c) of the Insurance Agreement.

        THE   INSURANCE   PROVIDED   BY  THE  POLICY  IS  NOT   COVERED  BY  THE
PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

        The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer. The Policy is further hereby amended, to the extent necessary, to clarify that the reference to "loss of any prepayment or any other acceleration payment" in the fourth paragraph of the face of the Policy does not refer to that portion of any shortfall, if any, in interest on any Home Equity Loan in any month in which such Home Equity Loan is paid prior to its stated maturity.

        Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated. Notwithstanding the foregoing sentence, if there is any conflict or inconsistency between the Policy and this Endorsement, the terms of this Endorsement shall control.

        No waiver of any rights or powers of the Insurer, the Holders or the Trustee or consent by any of them shall be valid unless signed by an authorized officer or agent thereof.

        This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York (without giving effect to the conflict of laws provisions thereto.

        IN WITNESS WHEREOF, the Insurer has caused this Endorsement to the Policy to be signed by its duly authorized officers.

Managing Director                                   Assistant Secretary




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                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                               Policy No. AB0490BE


                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS

                                            Date:[             ]


AMBAC ASSURANCE CORPORATION
One State Street Plaza
New York, New York 10004
Attention: General Counsel

        Reference is made to Certificate Guaranty Insurance Policy No. AB0490BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Indenture (including Appendix A thereto), dated as of September 27, 2001, between Home Loan Trust 2001-HS3, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee (as such Indenture may be amended, modified or supplemented from time to time as set forth in the Indenture), as the case may be, unless the context otherwise requires.

        The Indenture Trustee hereby certifies as follows:

          1.   The  Indenture   Trustee  is  the  Indenture  Trustee  under  the
               Indenture for the Noteholders.

          2.   The  relevant   Payment  Date,   Final   Payment  Date,   Insured
               Undercollateralization Payment Date or Dissolution Payment Date is [date].

          3. Payment on the Notes in respect of the Payment Date is due to be received on _______________________ under the Servicing Agreement and the Indenture, in an amount equal to $__________________________.

          [3. The amount to be paid to the Holders of the Notes on the Final Payment Date is $----------.]

          [3.  The Undercollateralization Amount is $__________________.]

          [3. The amount to be received on ____________________ from the sale, liquidation or other disposition of the assets of the Owner Trust is $____________.]

        4. There is an Insurance Draw Amount and/or Preference Amount of $ in respect of the Notes, which amount is an Insured Amount pursuant to the terms of the Policy.

          5. The sum of $________________ is the Insured Amount that is Due For Payment.

        6. The Indenture Trustee has not heretofore made a demand for the Insured Amount in respect of the Payment Date, Final Payment Date, Insured Undercollateralization Payment Date or Dissolution Payment Date, as the case may be.

        7. The Indenture Trustee hereby requests the payment of the Insured Amount that is Due for Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to:

               ____________________________________  Indenture Trustee's account number.

        8. The Indenture Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Notes when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Payment Account and not commingle such funds with other funds held by the Indenture Trustee and (d) maintain an accurate record of such payments with respect to the Notes and the corresponding claim on the Policy and proceeds thereof.

        ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION; OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

                                                   By:    Indenture Trustee
                                                       -------------------------

                                                   Title:
                                                         -----------------------
                                                                       (Officer)

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